                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          NOVEN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       [NOVEN PHARMACEUTICALS, INC. LOGO]






                                                                     May 7, 2001



Dear Stockholder:

         The 2001 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. will convene at 10:00 a.m. on Tuesday, June 5, 2001. The meeting will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida and will address the matters referred to in the enclosed Notice of Meeting. Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

         Your vote on these matters is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. This year, most of you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone or by written proxy will assure that your shares are voted if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

         We hope you will participate in your Annual Meeting, if not in person, then by proxy. If you are able to attend, the Board of Directors, as well as the executive officers of Noven, look forward to seeing you there. We appreciate your continued support.

                                      Sincerely yours,




                                      ROBERT C. STRAUSS
                                      PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                         CO-CHAIRMAN OF THE BOARD

                       [NOVEN PHARMACEUTICALS, INC. LOGO]


                             11960 S.W. 144TH STREET

                              MIAMI, FLORIDA 33186

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

-------------------------------------------------------------------------------

TIME                   10:00 a.m. on Tuesday, June 5, 2001

PLACE                  Marriott Dadeland Hotel
                       9090 South Dadeland Boulevard
                       Miami, Florida

ITEMS OF BUSINESS      (1)      To elect six members of the Board of Directors.
                       (2)      To approve an amendment to Noven's Restated
                                Certificate of Incorporation to increase the number of authorized shares of common stock from 40 million to 80 million.
                       (3)      To ratify the appointment of Deloitte & Touche
                                LLP as Noven's independent accountants.
                       (4)      To transact such other business as may properly
                                come before the meeting and any adjournment thereof.

RECORD DATE            You are entitled to vote if you were a stockholder at the
                       close of business on April 9, 2001.

ANNUAL REPORT          Noven's 2000 Annual Report, which is not a part of
                       the proxy soliciting material, is enclosed.

PROXY VOTING           It is important that your shares be represented and voted
                       at the meeting. You can vote your shares by one of the following methods: vote over the Internet or by telephone using the instructions on the enclosed proxy card (if these options are available to you), OR mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.


                                                Jeffrey F. Eisenberg
                                                VICE PRESIDENT, GENERAL COUNSEL
                                                    AND SECRETARY

           THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING
                      DISTRIBUTED ON OR ABOUT MAY 7, 2001.

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:       WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Noven Pharmaceuticals, Inc. (sometimes referred to as "Noven") is providing these proxy materials to solicit your proxy in connection with Noven's annual meeting of stockholders, which will take place on June 5, 2001. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:       WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and Noven's most highly paid officers, and other required information. We are also sending Noven's 2000 Annual Report with these materials, but it does not constitute part of our proxy soliciting material.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:       There are three proposals scheduled to be voted on at the meeting:

         o  Election of six directors

         o Approval of an amendment to Noven's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40 million to 80 million

         o Ratification of the designation of Deloitte & Touche LLP to audit Noven's books and accounts for 2001

Q:       WHAT ARE THE BOARD'S VOTING RECOMMENDATIONS?

A: The Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock and "FOR" the ratification of the appointment of Deloitte & Touche LLP.

Q:       WHAT SHARES CAN I VOTE?

A: You may vote all shares that you owned as of April 9, 2001, the RECORD DATE. These shares include (1) those held directly in your name as the STOCKHOLDER OF RECORD and (2) those held for you as the BENEFICIAL OWNER through a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most Noven stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         STOCKHOLDER OF RECORD

         If your shares are registered directly in your name with Noven's Transfer Agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the STOCKHOLDER OF RECORD and we are sending these proxy materials directly to you. As the STOCKHOLDER OF RECORD, you have the right to grant your proxy directly to Noven or to vote in person at the meeting. Noven has enclosed a proxy card for you to use.

         BENEFICIAL OWNER

         If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the STOCKHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker on how to vote, but since you are not the STOCKHOLDER OF RECORD, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:       HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: You may vote shares you hold directly in your name as the STOCKHOLDER OF RECORD in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

         EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q:       HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

         BY INTERNET--If this option is available to you, you may submit your proxy via the Internet from any location in the world by following the "Vote by Internet" instructions on the proxy card.

         BY TELEPHONE--If you live in the United States or Canada and this option is available to you, you may submit your proxy by following the "Vote by Phone" instructions on the proxy card.

         BY MAIL--You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?" If you vote by telephone or via the Internet, you do not need to return your proxy card.

Q:       CAN I CHANGE MY VOTE?

A: Yes, you may change your proxy instructions at any time prior to the vote at the annual meeting. If you voted by mail, you must (a) file with Noven's Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you voted by telephone or via the Internet, you may change your vote with a later telephone or Internet vote, but you must submit your later vote using the same system (telephone or Internet) as you used to submit the vote you wish to change. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. Your attendance at the meeting will not revoke your previously granted proxy unless you give written notice of revocation to Noven's Corporate Secretary before the vote at the meeting or you vote by written ballot at the meeting.

Q:       HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" OR "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:       WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election for directors, each director requires the affirmative "FOR" vote of a plurality of those shares represented, in person or by proxy, and entitled to vote at the meeting. The approval of the amendment to our Restated Certificate of Incorporation requires the affirmative "FOR" vote of a majority of the outstanding shares. All other proposals, including the ratification of our independent auditors, require the affirmative "FOR" vote of a majority of those shares represented, in person or by proxy, and entitled to vote at the meeting. If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "What is the quorum requirement for the meeting?" on page 21. In tabulating the voting result for any particular proposal, shares which constitute BROKER NON-VOTES are not considered represented at the meeting.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING
         INSTRUCTION CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in Noven's quarterly report on Form 10-Q for the second quarter of 2001.

ADDITIONAL Q&A INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS MAY BE FOUND ON PAGES 21 AND 22.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 2001, information with respect to:

         o Each person known to us to be the beneficial owner of more than 5% of Noven's common stock;

         o Beneficial ownership by all of Noven's directors and executive officers named in the Summary Compensation Table on page 9 (the "Named Officers"); and

         o Beneficial ownership by all of Noven's directors and executive officers as a group.

          The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 30, 2001 (60 days after March 31, 2001) through the exercise of any stock option or other right. Unless we indicate otherwise, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.


                                                        NUMBER OF SHARES                          PERCENTAGE
NAME                                                        OWNED(1)        RIGHT TO ACQUIRE(2)   OF TOTAL
-----                                                    --------------    --------------------  ---------------
Steven Sablotsky(3) ...........................            1,009,146              114,168            5.0%

Pilgrim Baxter & Associates(4) ................            1,867,000                    0            8.4%
  825 Duportail Road
  Wayne, PA 19087

ALL DIRECTORS AND NAMED OFFICERS
  NOT LISTED ABOVE:

Sidney Braginsky ..............................                3,500               22,500              *

John G. Clarkson, M.D .........................                    0                    0              *

Lawrence J. DuBow .............................                7,500               22,500              *

Regina E. Herzlinger ..........................                    0               12,500              *

W. Neil Jones .................................                1,662               16,800              *

Juan A. Mantelle ..............................               75,133               17,500              *

James B. Messiry ..............................               16,160               13,000              *

Robert C. Strauss .............................               42,338              298,750            1.5%

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (11 PERSONS) ................................            1,157,939              517,718            7.5%


-------------
*(less than 1%)

(SEE FOOTNOTES ON NEXT PAGE.)

(1)  Excludes shares that may be acquired through stock option exercises.

(2) Shares that may be acquired through stock options exercisable through May 30, 2001.

(3) Includes 315,046 shares held directly and 694,100 shares held by Nevon Ventures Limited Partnership ("NVLP"). Mr. Sablotsky is the sole shareholder, an officer and the sole director of Nevon, Inc., the general partner of NVLP.

(4) Based on Schedule 13G filed on or about February 14, 2001 with the Securities and Exchange Commission.



                       ELECTION OF DIRECTORS--PROPOSAL (1)

         The Board set the number of directors constituting the Board at six. The persons named below were designated by the Board as nominees for election as directors. All of the nominees have served as directors since the last annual meeting, except for Professor Regina E. Herzlinger, who was appointed a director by the Board on February 8, 2001 and will stand for election as a director by Noven's stockholders for the first time at this year's annual meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

         THE BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

SIDNEY BRAGINSKY                     Mr.  Braginsky  has been a director of Noven since June 1992 and is  President  and
Director since 1992                  Chief Executive Officer of Atropos Technology Inc.  (consulting and venture capital
Age 63                               firm).  From 1970 through 1999, Mr.  Braginsky  served Olympus  America,  Inc. in a variety of roles, most recently as President and Chief Operating Officer.

JOHN G. CLARKSON, M.D.               Dr.  Clarkson has been a director of Noven since April 2000 and is a Professor  and
Director since 2000                  Senior Vice President for Medical  Affairs and Dean,  University of Miami School of
Age 58                               Medicine,  a position he has held since 1995. Dr.  Clarkson  serves on the Board of
                                     Governors  of  the  UMHC/Sylvester  Cancer Center and Anne Bates Leach Eye Hospital
                                     and on the Board of the Jackson Memorial Hospital/Public Health Trust.



LAWRENCE J. DUBOW                    Mr.  DuBow has been a  director  of Noven  since June 1992 and is the  founder  and
Director since 1992                  Chairman  of  the  Board  of  HMS  Sales  and   Marketing,   Inc.,   (marketing  of
Age 69                               pharmaceutical  products).  HMS  Sales  and  Marketing  was sold in  June,  2000 to
                                     Ranbaxy  Pharmaceuticals,  Inc., a wholly owned subsidiary of Ranbaxy Laboratories,
                                     Ltd. Mr. DuBow is currently a consultant to Ranbaxy  Pharmaceuticals  and continues in his role as  Chairman  of HMS  Sales  and  Marketing.  Since  1957,  he has been engaged  in  various  capacities  within  the  pharmaceutical  industry,  including president and principal  stockholder  of Lawrence  Pharmaceuticals,  Inc. Mr. DuBow is a former  President of the Drug  Wholesalers'  Association and a former Chairman of the National Wholesale Druggists' Association.

PROF. REGINA E. HERZLINGER           Prof.  Herzlinger  has been a director of Noven since  February 2001 and has been a
Director since 2001                  Professor of Business  Administration  at the Harvard  Business  School since 1971.
Age 57                               Prof.  Herzlinger  serves on the Board of Directors  of Deere & Company  (equipment manufacturer),  Cardinal Health,  Inc.  (healthcare distributor),  C. R. Bard, Inc.
                                     (healthcare   products),   Nanogen,   Inc.   (biotechnology)   and  Schering-Plough
                                     Corporation (pharmaceuticals).

STEVEN SABLOTSKY                     Mr.  Sablotsky is a co-founder of Noven and serves as  Co-Chairman  of the Board of
Director since 1987                  Directors.  He served as Chairman of the Board from  Noven's  organization  in 1987
Age 46                               to  September  2000,  and served as  President  and Chief  Executive  Officer  from
                                     January 1987 until  December  1997.  He  is  a  member of the American Institute of
                                     Chemical Engineers. Pursuant to a severance and non-competition agreement dated  as of  September  21,  2000,  Noven agreed to cause Mr. Sablotsky to be nominated as a director at each of Noven's 2001 and 2002 Annual Meetings of Shareholders.

ROBERT C. STRAUSS                    Mr. Strauss has served as  Co-Chairman  of Noven since  September 2000 and has been
Director since 1997                  President  and Chief  Executive  Officer  and a director  of Noven  since  December
Age 59                               1997.  From March 1997 to July 1997,  he served as  President  and Chief  Operating
                                     Officer of IVAX  Corporation  (pharmaceuticals),  where he also served on the Board of Directors.  From 1983 to 1997,  he served in various  executive  positions  with
                                     Cordis  Corporation,  most  recently as its  Chairman of the Board,  President  and
                                     Chief Executive  Officer.  Mr. Strauss serves on the Boards of Directors of Eclipse
                                     Surgical  Technologies,  Inc.  (medical  devices) and Columbia  Laboratories,  Inc.
                                     (pharmaceuticals).

INFORMATION REGARDING THE BOARD OF DIRECTORS

         The Board has the following two committees: (1) Audit and (2) Compensation and Stock Option. The Board held 10 meetings in 2000, and each director who served as a director during 2000 attended more than 75% of the meetings of the Board and the Committees on which he or she served.

AUDIT COMMITTEE

         The Audit Committee reviews Noven's financial statements, management's disclosures and the independent auditor's report and recommends to the Board the engagement of the independent public accountants. The Audit Committee also reviews the fee arrangement of Noven's independent public accountants as well as their independence and performance, confers with the independent public accountants concerning the scope of their audit and, on completion of their audit, reviews the accountants' findings and recommendations, reviews the adequacy of Noven's system of internal accounting controls and reviews areas of possible conflicts of interest. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement.

         Members: Prof. Herzlinger (Chairperson), Mr. Braginsky and Mr. DuBow Meetings last year: 4

COMPENSATION AND STOCK OPTION COMMITTEE

         The Compensation and Stock Option Committee develops and implements policies with respect to executive compensation and approves all elements of compensation for Noven's executive officers. It also serves as the Stock Option Committee for purposes of making grants of options under Noven's stock option plans.

         Members: Dr. Clarkson (Chairperson), Mr. Braginsky and Mr. DuBow Meetings last year: 6

                              DIRECTOR COMPENSATION

         The following table provides information on Noven's compensation and reimbursement practices during 2000 for non-employee directors. Directors who are employed by Noven do not receive any additional compensation for their Board activities.

Annual Director Retainer                                              $7,500
Board Meeting Attendance Fees (per meeting)                             $750
Committee Meeting Attendance Fees (per meeting)                         $750
Additional Retainer for Committee Chair                               $2,500
Stock Options Granted upon Election to Board                          12,500
Annual Stock Options Granted (upon reelection at annual meeting)       5,000
Reimbursement for Expenses Attendant to Board Membership                 Yes

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by Noven's Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ended December 31, 2000, as well as their compensation for each of the fiscal years ended December 31, 1999 and December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                                COMPENSATION
                                               ANNUAL COMPENSATION                 AWARDS
                                       -------------------------------------  -----------------
                                                                                 SECURITIES
                                                                                 UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR        SALARY      BONUS (1)        OPTIONS           COMPENSATION
---------------------------            ---------- -------------  -----------  -----------------  -------------------
Robert  C.  Strauss...................   2000         $452,039     $329,665            120,000           0
   President, Chief Executive            1999          420,000      277,262            112,500           0
      Officer and Co-Chairman            1998          406,468      100,000                  0           0


Steven  Sablotsky.....................   2000          433,085      317,302                  0           0
   Co-Chairman                           1999          404,250      267,750            112,500           0
                                         1998          396,730       96,250                  0           0

James  B.   Messiry*..................   2000          189,156      100,411             40,000           0
   Vice President and Chief              1999          168,269      131,040            130,000           0
      Financial Officer

Juan  A.   Mantelle**.................   2000          200,471      132,886             40,000           0
   Vice President and Chief
      Technical Officer

W.  Neil  Jones***....................   2000          169,169       71,127             35,000           0
   Vice President - Sales and
      Marketing

----------------

    *   Mr. Messiry's employment with Noven commenced January 11, 1999.

   ** Mr. Mantelle was designated an executive officer in June 2000, but amounts shown in the table for 2000 reflect all amounts received as compensation during the year ended December 31, 2000.

 *** Mr. Jones was designated an executive officer in November 2000, but amounts shown in the table for 2000 reflect all amounts received as compensation during the year ended December 31, 2000.

  (1) Bonuses for each of the named executive officers in 1998 and 1999 were paid in a combination of cash and Noven common stock. For purposes of this table, the shares of Noven's common stock included in the bonuses have been valued at the closing price of Noven's common stock on the dates on which the bonuses were paid.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on stock option grants in 2000 to the executive officers named in the Summary Compensation Table.


                                                                                        POTENTIAL REALIZABLE VALUE
                                                % OF TOTAL                              AT ASSUMED ANNUAL RATES OF
                                                 OPTIONS                                 STOCK PRICE APPRECIATION
                                                GRANTED TO   EXERCISE                         FOR OPTION TERM
                                    OPTIONS     EMPLOYEES     OR BASE    EXPIRATION     -----------------------------
NAME                                GRANTED      IN 2000       PRICE        DATE             5%            10%
----                               ----------- ------------- ---------- --------------  ------------- --------------

Robert C. Strauss.................    120,000       19.3       33.75       11/14/2007     $1,648,800     $3,842,400

James B. Messiry..................     40,000        6.4       33.75       11/14/2007        549,600      1,280,800

Juan A. Mantelle..................     40,000        6.4       33.75       11/14/2007        549,600      1,280,800

W. Neil Jones.....................     35,000        5.6       33.75       11/14/2007        480,900      1,120,700





                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth certain information with respect to outstanding stock options held at year end by the named executive officers or exercised in 2000.


                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERISED          VALUE OF UNEXERCISED
                                                                  OPTIONS                IN-THE-MONEY OPTIONS AT
                             SHARES                      HELD AT DECEMBER 31, 2000          DECEMBER 31, 2000
                            ACQUIRED        VALUE      ------------   -------------   -----------------------------
                           ON EXERCISE    REALIZED      EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
NAME                           (#)          ($)             (#)            (#)             ($)            ($)
----                       -----------  -------------   -----------   -------------    -----------   -------------
Robert C. Strauss........    10,000         218,825          288,750         458,750     $8,968,097     $10,647,172

Steven Sablotsky.........    40,000         743,785           97,501          74,999      2,295,313       2,003,949

James B. Messiry.........     8,000         238,760            5,000         157,000        122,188       3,416,028

Juan A. Mantelle.........    64,375        1,225,035          19,625          93,500       `537,972       1,743,838

W. Neil Jones............         0                0          15,800          67,200        470,650       1,072,375


EMPLOYMENT AND SEVERANCE AGREEMENTS

         On December 12, 1997, Noven entered into an employment agreement with Robert C. Strauss as President and Chief Executive Officer. This agreement expires on December 31, 2002 unless it is extended for consecutive one year terms under certain conditions. Mr. Strauss's base salary under the agreement is $400,000 per annum, subject to cost of living increases each year and further increases and incentive compensation at the sole discretion of the Board of Directors. In addition, Mr. Strauss was granted options to purchase 525,000 shares of common stock at a per share exercise price of $6 3/16 pursuant to the provisions of Noven's 1997 Stock Option Plan. Options for 50,000 shares of common stock vested and became exercisable immediately, and the remaining shares are subject to vesting over a five-year period. Mr. Strauss is also entitled to participate in all incentive, savings and retirement plans, as well as welfare benefit plans that are available to executive officers of Noven. Further, upon termination "without cause" or for "good reason" (as defined in the agreement), including, termination after a "change of control" through (i) the acquisition of 30% or more of the then issued and outstanding shares of common stock of Noven by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934), (ii) the reconstitution of the Board whereby the existing members cease to constitute at least a majority of the Board (other than a reconstitution approved by the incumbent Board), (iii) the approval of a reorganization or consolidation, where stockholders of Noven do not, immediately thereafter, own more than 51% of the combined voting power of the reorganized, merged or consolidated corporation, (iv) a liquidation or dissolution of Noven, or (v) a sale or distribution of all or substantially all the assets of Noven, Mr. Strauss would be entitled to a lump sum payment equal to his then annual base salary, plus an additional one year base salary paid over a period of two subsequent years, as well as the vesting of 50% of outstanding options not otherwise vested.

         Steven Sablotsky, the Co-Chairman of the Board of Noven, entered into a Severance and Non-Competition Agreement with Noven as of September 21, 2000. Pursuant to the agreement, Mr. Sablotsky will resign as an officer of Noven effective June 1, 2001. Noven agreed to pay Mr. Sablotsky his base salary of $444,675 through June 1, 2001, together with any bonus and other benefits to which he would otherwise be entitled. In addition, Noven agreed to pay Mr. Sablotsky $1,200,000 on June 1, 2001 in consideration for, among other things, a three-year non-competition agreement by Mr. Sablotsky. Noven also agreed to cause Mr. Sablotsky to be nominated as a director at each of Noven's 2001 and 2002 annual meetings of shareholders.

CHANGE IN CONTROL AGREEMENTS

         Noven has entered into change in control employment agreements with certain of its officers, other than Mr. Strauss, including its Named Officers. These agreements are intended to further the interests of Noven's stockholders by providing for continuity of management in the event of a change in control of Noven. The agreements become effective if a change in control occurs during the three-year period that commences on the execution of the agreement. The period may be renewed each year for an additional three years, at the option of Noven.

         Under the change in control agreements, a change in control includes any of the following events: (1) the acquisition of 40% or more of Noven's common stock by a person or group, (2) a change in the majority of the Board

(other than a change approved by the incumbent Board), (3) approval by the shareholders of a reorganization, merger or consolidation, or (4) approval by the shareholders of a liquidation or dissolution or sale of all or substantially all of the assets of Noven. Exceptions are provided for certain transactions, including those where the existing shareholders of Noven maintain effective control.

         Once the agreements become effective upon a change in control, they have a term of two years. Each agreement provides that a covered officer will have the position, responsibilities and authority at least commensurate with those held during the ninety days preceding the change in control. Each agreement also provides that the covered officer will be paid an annual base salary equal to the highest salary received during the twelve months preceding the change in control; will be entitled to an annual bonus equal to the average annual bonus paid during the three years preceding the change in control; and will be entitled to continued participation in Noven's benefit plans, fringe benefits, office support and staff, vacation, and expense reimbursement on the same basis as prior to the change in control, and in any case no less favorable than those provided by Noven to peer executives (as defined in the agreements).

         If, following a change in control, the officer is terminated for any reason other than death, disability or for cause, or if such officer terminates his employment agreement for good reason (as defined in the agreements), then the officer is entitled to a severance payment equal to two times the officer's annual base salary (as defined in the agreements) plus the higher of his last annual bonus or the average annual bonus paid during the three years preceding the change in control. The agreements also provide that the officer is entitled to continue to participate in Noven's welfare benefit plans for the full two-year employment period.

         In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, Noven will "gross-up" the officer's compensation for all federal, state and local income and excise taxes and any penalties and interest thereon.

INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Noven recognizes that unanticipated future events, such as a change of control of Noven or a change in executive personnel, could result in a disallowance of compensation deductions under Section 162(m). Moreover, the Board or its Compensation and Stock Option Committee may from time to time award compensation that is non-deductible under Section 162(m) when, in the exercise of its business judgment, such award would be in the best interests of Noven.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder requires Noven's executive officers and directors to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Noven's stock. Copies of these reports are furnished to Noven. Based solely on Noven's review of the copies of such reports furnished to Noven, we believe that during 2000 all of Noven's executive officers and directors complied with the Section 16(a) requirements.

STOCKHOLDER RETURN PERFORMANCE GRAPH

         The graph below shows the five-year cumulative total shareholder return assuming the investment of $100 on December 31, 1995 (and the reinvestment of dividends thereafter) in each of Noven common stock, the Russell 2000 Stock Index and Noven's Peer Group (Value Line Drug Industry).


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      Noven Pharmaceuticals, Russell 2000 Index And Value Line Drugs Index
                     (Performance Results Through 12/31/00)

                                [graph omitted]

                              1995      1996      1997      1998      1999      2000
                              ----      ----      ----      ----      ----      ----

Noven Pharmaceuticals       100.00    124.44     62.22      48.34    161.11     359.10

Russell 2000 Index          100.00    116.44    142.29     138.40    163.08     156.73

Drugs                       100.00    132.25    227.05     338.21    408.18     735.52



COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

POLICY

         Noven's executive compensation program is administered by the Compensation and Stock Option Committee (the "Committee"), which consists of three non-employee directors who are also responsible for establishing Noven's executive compensation policy. The compensation program is designed to serve Noven's goal of creating long-term shareholder value by allowing Noven to secure and retain the services of high quality executives and by aligning the interests of the executives with those of Noven's shareholders.

         Noven's compensation program consists of the following three components: 1) a base salary, 2) annual incentives and 3) long-term incentives. Noven's annual incentives are awarded in the form of cash or stock bonuses and long-term incentives are awarded in the form of stock options.

         In establishing Noven's compensation program, the Committee reviews compensation data for companies that compete with Noven for executive talent. These companies include primarily drug and healthcare companies and are chosen on the basis of sales, market capitalization and geographic location. In 2000, the Committee commissioned an independent executive compensation study to assist in evaluating Noven's program and those of peer companies. The Committee seeks to implement compensation programs that are competitive with those of peer companies.

BASE SALARY

         The Committee determines each executive officer's base salary by considering the competitive information described above, the individual's responsibility, the individual's performance and the performance of the business. For executives other than the Chief Executive Officer, the Committee also reviews the Chief Executive Officer's performance rating of such individuals and considers the Chief Executive Officer's salary recommendations.

ANNUAL INCENTIVES

         The Committee believes that annual incentives, in the form of bonuses, should represent a significant component of an executive's annual compensation. In 2000, the Committee adopted an executive bonus plan that includes goals for company, individual and team performance, with the greatest weight given to company performance. The plan provides that, in determining the Chief Executive Officer's bonus, the sole measure is company performance. The Committee fixed percentages of base salary as target incentive bonus awards for the executives, and also set targets for both revenues and net income. To the extent that actual revenues and net income are equal to, greater than or less than the company performance targets, an executive's bonus award may be equal to, greater than or less than his target award. The Committee then determines whether each executive other than the Chief Executive Officer has met his non-financial goals in determining his final award. In 2000 Noven met or exceeded each of the revenue and net income goals, and, in accordance with the plan formula, the bonus awards to each of the executive officers were greater than their initial target awards.

LONG-TERM INCENTIVES

         Stock options represent a significant portion of total compensation for Noven's executive officers. Options are generally awarded to executive officers at the time that they join Noven and periodically thereafter. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of Noven's common stock increases. Generally, grants vest over a five-year period and have seven-year terms. Executives must be employed by Noven at the time of vesting in order to exercise the options. The determination of the timing and number of stock options granted to the executive officers is made by reference to ranges that are established based on the competitive information described above.

CHIEF EXECUTIVE OFFICER COMPENSATION

         In setting the base salary of Mr. Strauss, the Committee evaluates the same factors that it considers in establishing the salary levels of the executive officers generally. In addition, the Committee considers the status of Mr. Strauss as Noven's most senior officer and the important role he has in achieving overall corporate goals. In awarding stock options to Mr. Strauss, the Committee sets guidelines based on the competitive compensation data described above, and then considers overall corporate performance and Mr. Strauss' role in attaining those results.

         Mr. Strauss has been Noven's Chief Executive Officer since December 12, 1997 and is subject to an employment contract. He will receive a base salary in 2001 equal to $485,100, which represents a 5% increase over his 2000 base salary. In accordance with the bonus plan described above, Mr. Strauss received a bonus in the amount of $329,665 in February 2001 for 2000. He was also granted stock options for a total of 120,000 shares of Noven common stock in 2000.

                    Compensation and Stock Option Committee:

                       John G. Clarkson, M.D., Chairperson
                                Sidney Braginsky
                                Lawrence J. DuBow

          AMENDMENT OF NOVEN'S RESTATED CERTIFICATE OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES
          OF COMMON STOCK FROM 40 MILLION TO 80 MILLION - PROPOSAL (2)

         The Board has unanimously approved, and recommends to the stockholders the approval of, amending our Restated Certificate of Incorporation to authorize the issuance of up to 80,000,000 shares of common stock. Our Restated Certificate of Incorporation currently authorizes the issuance of up to 40,000,000 shares of common stock.

         If no action is taken to increase the authorized common stock, based on the number of shares currently outstanding, we would be able to issue 12,819,258 additional shares of common stock after excluding shares reserved for issuance upon the exercise of options. If the proposal to increase authorized capital is approved by stockholders, we will have 52,819,258 unissued and unreserved shares of common stock available for issuance in the future. The additional shares of common stock will have identical rights to the currently outstanding shares of common stock, and the adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock.

         If approved by our stockholders, the additional shares of common stock resulting from the increase in authorized capital would be available for issuance from time to time as may be required for various purposes, including the issuance of common stock in connection with financing or acquisition transactions, the issuance or reservation of common stock for employee stock options, the declaration of stock splits or stock dividends and for any other proper corporate purpose.

         In the future we may consider a number of possible financing, acquisition or corporate transactions that could involve the issuance of additional common stock or securities convertible into common stock. If the proposed increase in the number of authorized shares of common stock is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the next regularly scheduled annual meeting of stockholders in order to increase the number of authorized shares of common stock. If in a particular instance stockholder approval were required by law or otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval regardless of whether a sufficient number of shares previously had been authorized. The stockholders are not entitled to preemptive rights with respect to the issuance of any authorized but unissued shares. We do not have any current plans, agreements or understandings for stock issuances relating to the additional shares which are the subject of the proposed amendment.

         The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Restated Certificate of Incorporation or Bylaws in effect on the date of this Proxy Statement. Although the amendment was proposed for business and financial considerations, stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Noven or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove current management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, shares of common stock necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving Noven. We are not aware of any proposed attempt to take over Noven or of any attempt to acquire a large block of common stock. We have no present intention to use the increased authorized common stock for anti-takeover purposes.

         If the proposal to increase authorized common stock is approved by the stockholders, we will file an amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State in order to effect the increase in authorized common stock. Stockholders will not be entitled to assert dissenter's appraisal rights with respect to the proposed amendment.

         NOVEN'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK.

             RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
                  CERTIFIED PUBLIC ACCOUNTANTS -- PROPOSAL (3)

         Upon the recommendation of the Audit Committee, the Board has appointed Deloitte & Touche LLP as the Company's independent accountants to audit Noven's financial statements for the 2001 fiscal year and will offer a resolution at the annual meeting to ratify the appointment. Deloitte & Touche LLP has served as Noven's independent accountants since 1991 and during the year ended December 31, 2000 provided audit and non-audit services. Noven has been advised that a representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

AUDIT FEES

         The aggregate fees for professional services rendered by Deloitte & Touche LLP in connection with their audit of Noven's financial statements and their reviews of Noven's quarterly reports on Form 10-Q were approximately $86,000, of which an aggregate amount of approximately $34,000 had been billed through December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no professional services rendered by Deloitte & Touche LLP in the year ended December 31, 2000 relating to financial information systems design and implementation.

ALL OTHER FEES

         The aggregate fees billed for all other services rendered by Deloitte & Touche LLP during the year ended December 31, 2000 were approximately $55,000. These services included:

         o consultations, audits and reviews of certain financial and statistical information in connection with transactions, contracts and other agreements;

         o  accounting technical advice;

         o  income tax planning and consulting;

         o  employee benefit audit, advisory and administration services; and

         o  other management consulting services.

         All audit and non-audit services provided by Deloitte & Touche LLP are approved by the Audit Committee, which considers whether the provision of nonaudit services is compatible with maintaining the auditor's independence.

         THE BOARD RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS OF NOVEN FOR 2001. If the appointment is not ratified, the Audit Committee will select other independent accountants.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Audit Committee Report

         The Audit Committee of the Board of Directors is responsible for monitoring the integrity of Noven's financial statements, its system of internal controls and the independence and performance of its independent auditors. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is "independent" as such term is defined by the National Association of Securities Dealers' listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         Noven's management is responsible for the preparation, presentation and integrity of Noven's financial statements, Noven's accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. Noven's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to independently monitor and review these processes. However, we are not professionals engaged in the practice of accounting or auditing and are not experts in the field of accounting or auditing, including, without limitation, with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. Accordingly, our oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions do not assure that the audit of Noven's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Noven's auditors are in fact "independent."

         In this context, we held four meeting during the year ended December 31, 2000. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Noven's independent auditors, Deloitte & Touche LLP. We discussed with Noven's independent auditors, with and without management present, the results of their examinations and their evaluations of Noven's internal controls.

         We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and Deloitte & Touche.

         We also discussed with Deloitte & Touche matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Noven's financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees.)

         Deloitte & Touche also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from Noven. When considering Deloitte & Touche's independence, we considered whether their provision of services to Noven beyond those rendered in connection with their audit and review of Noven's financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Deloitte & Touche for their audit and non-audit services.

         Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Noven's audited financial statements for the year ended December 31, 2000 be included in Noven's Annual Report on Form 10-K.

         This report has been provided by the Audit Committee:

                                    Prof. Regina E. Herzlinger, Chairperson
                                    Sidney Braginsky
                                    Lawrence J. DuBow

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:       WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of Noven's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:       WHAT CLASS OF SHARES IS ENTITLED TO BE VOTED?

A: Each share of Noven's common stock outstanding as of the close of business on April 9, 2001, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had approximately 22,272,742 shares of common stock issued and outstanding.

Q:       WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:       WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Noven will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Noven's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company has retained the services of Georgeson Shareholder Communications, Inc. to assist it in soliciting proxies on behalf of the Company. Georgeson will receive a fee of approximately $10,000 as compensation for its services and reimbursement of its out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: Yes, you may submit proposals for consideration at future stockholder meetings, including director nominations.

       STOCKHOLDER PROPOSALS FOR PRESENTATION AT MEETING: Our Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in Noven's Proxy Statement for that meeting. Under our Bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of Noven no later than the close of business on February 25, 2002 and not earlier than December 26, 2001. The notice must contain the information required by the Bylaws.

       These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the Securities and Exchange Commission.

       A proxy granted by a stockholder will give discretionary authority to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the Securities and Exchange Commission.

       STOCKHOLDER PROPOSALS FOR INCLUSION IN PROXY: In order for a stockholder proposal to be considered for inclusion in Noven's proxy statement for next year's annual meeting, the written proposal must be received by Noven's Corporate Secretary no later than December 26, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials.

       COPY OF BYLAW PROVISIONS: You may contact Noven's Corporate Secretary at Noven's headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

       By Order of the Board of Directors

       JEFFREY F. EISENBERG
       VICE PRESIDENT, GENERAL COUNSEL AND
          SECRETARY

       April 24, 2001

                                   APPENDIX A

                           NOVEN PHARMACEUTICALS, INC.
                                 AUDIT COMMITTEE

                                     CHARTER

                                  Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee (the "Committee"). The Committee shall be comprised of not less than three members of the Board, each of whom shall be independent, as defined in Rule 4200 of the NASDAQ Marketplace Rules. In addition, all Committee members shall be financially literate, and at least one Committee member shall have accounting or related financial management expertise, as described in Rule 4460(d)(2) of the NASDAQ Marketplace Rules.

                               Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others relating to corporate accounting, reporting practices, financial control systems and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. The Committee shall hold at least four meetings per year and shall review the adequacy of this Charter annually.

                                Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible to enable the Committee to react to changing conditions and circumstances. The primary responsibility of the Committee is to oversee the Corporation's reporting processes on behalf of the Board and the shareholders and to report the results of its activities to the Board. Management of the Corporation is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement or diverge from them as appropriate.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Corporation's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements, and shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

o The Committee shall review with management and the outside auditors the Corporation's interim financial results to be included in the Corporation's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61, which review shall occur prior to the Corporation's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Corporation's internal controls, including the Corporation's systems to monitor and manage business risk.

o    The Committee shall:

     - Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independent Standards Board Standard Number 1;

     - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     - Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select and nominate for shareholder approval, evaluate and, if appropriate, replace the outside auditor.

o The Committee shall meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the proposed audit procedures to be utilized, and at the conclusion thereof review the audit, including any comments or recommendations of the independent auditors.

o The Committee shall provide sufficient opportunity for the independent auditors to meet with the Committee outside the presence of management, and to discuss the independent auditors' evaluation of the Corporation's financial and accounting personnel and the cooperation that the independent auditors received during the course of the audit.

o The Committee shall have the authority to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if appropriate.

                           NOVEN PHARMACEUTICALS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 5, 2001

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NOVEN
                             PHARMACEUTICALS, INC.

         The signer(s) hereby appoint(s) Steven Sablotsky, Robert C. Strauss and James B. Messiry, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held June 5, 2001, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting.

1.       ELECTION OF DIRECTORS

         To elect six directors for a term of one year as indicated below:

                  Sidney Braginsky, John G. Clarkson, M.D., Lawrence J. DuBow, Professor Regina E. Herzlinger, Steven Sablotsky, and Robert
                  C. Strauss.

2. PROPOSAL TO AMEND NOVEN'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40 MILLION TO 80 MILLION.

3. PROPOSAL TO RATIFY AND APPROVE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS FOR 2001.

         The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. IF THIS PROXY IS SIGNED AND RETURNED BUT NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS NAMED ABOVE AND FOR ITEMS 2 AND 3 AS SET FORTH IN THE PROXY STATEMENT DATED APRIL 24, 2001.

(Vote and sign on the other side. Signature(s) should be exactly as addressed. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee or Guardian, please give your full title as such.)

Please mark your vote with an X. Avoid using red ink.

1.       ELECTION OF DIRECTORS

         The Board of Directors recommends a vote FOR all Nominees.

         [ ] Vote For all Nominees* [ ] Withhold vote for all Nominees

         *To withhold authority to vote for any Nominee, write the Nominee's name here: ______________________________________



2. APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors recommends a vote FOR Item 2.

         [ ] FOR [ ] AGAINST [ ] ABSTAIN



3.       RATIFY AND APPROVE ACCOUNTANTS

         The Board of Directors recommends a vote FOR Item 3.

         [ ] FOR [ ] AGAINST [ ] ABSTAIN





PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE, OR MUTILATE.



                                            Dated                   , 2001
                                                  ------------------

                                             ----------------------------
                                               Signature of Stockholder

                                             ----------------------------
                                                   Signature (if joint)